                                                                    Exhibit 99.3

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                            1996 AND 1995 BY QUARTER
                                  (unaudited)

    (in millions except per share data)                  Three Months Ended
                                                              March 31
                                                         ------------------
                                                          1996        1995
                                                         ------------------
   Sales and operating revenues                          $1,956      $1,202

   Operating costs and expenses                          (2,812)     (1,168)
                                                         ------      ------
   Operating profit                                        (856)         34
        Operating profit margin                           -43.8%        2.8%

   Other income and expenses, net                          (146)         (2)

   Interest expense                                        (146)        (48)
                                                         ------      ------

   Income (loss) from Continuing Operations before
     income taxes and minority interest                  (1,148)        (16)

   Income taxes                                             385           9
     Effective tax rate                                    33.5%       56.5%

   Minority interest                                         (1)         (2)
                                                         ------      ------

   Income (loss) from Continuing Operations               ($764)        ($9)

   Discontinued Operations, net of income taxes:
      Income (loss) from Discontinued Operations            (10)         24

      Estimated gain (loss) on disposal of
          Discontinued Operations                         1,018           -
                                                         ------      ------

   Income (loss) Discontinued Operations                  1,008          24
                                                         ------      ------

   Extraordinary item:
          Loss on early extinguishment of debt              (63)          -

   Cumulative effect of changes in accounting
      principles:
          Other postemployment benefits                       -           -
          Other postretirement benefits                       -           -
          Income taxes                                        -           -

   Net Income (loss)                                       $181         $15
                                                         ======      ======

   Dividend requirements for Series B
       preferred stock                                        -          13

   Net income (loss) applicable to common stock            $181          $2
                                                         ======      ======

   Average shares outstanding - primary                     439         398
   Average shares outstanding - fully diluted               440         398

   Primary earnings (loss) per common share:
      Continuing Operations                              ($1.74)     ($0.05)
      Discontinued Operations                             $2.29       $0.06
      Extraordinary item                                 ($0.14)      $0.00
      Cumulative effect of changes in
          accounting principles                           $0.00       $0.00
                                                         ------      ------

      Primary earnings (loss) per common share            $0.41       $0.01
                                                         ======      ======

   Fully diluted earnings (loss) per common share:
      Continuing Operations                              ($1.74)     ($0.05)
      Discontinued Operations                             $2.29       $0.06
      Extraordinary item                                 ($0.14)      $0.00
      Cumulative effect of changes in
          accounting principles                           $0.00       $0.00
                                                         ------      ------

      Fully diluted earnings (loss) per common share      $0.41       $0.01
                                                         ======      ======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                                1995 BY QUARTER
                                  (unaudited)

                                                   Three       Three        Six        Three        Nine       Three       Twelve
                                                   Months      Months      Months      Months      Months      Months      Months
(in millions except per share data)                Ended       Ended       Ended       Ended       Ended       Ended       Ended
                                                   Mar 31      Jun 30      Jun 30      Sep 30      Sep 30      Dec 31      Dec 31
                                                   ------      ------      ------      ------      ------      ------      ------
                                                    1995        1995        1995        1995        1995        1995        1995
                                                    ----        ----        ----        ----        ----        ----        ----
Sales and operating revenues                       $ 1,202     $ 1,445     $ 2,647     $ 1,284     $ 3,931     $ 1,992     $ 5,923

Operating costs and expenses                        (1,168)     (1,357)     (2,525)     (1,330)     (3,855)     (1,967)     (5,822)
                                                   -------     -------     -------     -------     -------     -------     -------
Operating profit                                        34          88         122         (46)         76          25         101
  Operating profit margin                              2.8%        6.1%        4.6%       -3.6%        1.9%        1.3%        1.7%

Other income and expenses, net                          (2)          1          (1)        136         135          14         149

Interest expense                                       (48)        (47)        (95)        (43)       (138)        (99)       (237)
                                                   -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations before
  income taxes and minority interest                   (16)         42          26          47          73         (60)         13

Income taxes                                             9         (14)         (5)        (19)        (24)         10         (14)
  Effective tax rate                                  56.5%       32.4%       16.9%       40.0%       31.9%       15.9%      107.2%

Minority interest                                       (2)         (3)         (5)         (1)         (6)         (5)        (11)
                                                   -------     -------     -------     -------     -------     -------     -------

Income (loss) from Continuing Operations               ($9)        $25         $16         $27         $43        ($55)       ($12)

Discontinued Operations, net of income taxes:
  Income (loss) from Discontinued Operations            24          34          58          (3)         55          48         103

  Estimated gain (loss) on disposal of Discontinued
    Operations                                          --          --          --         (76)        (76)         --         (76)
                                                   -------     -------     -------     -------     -------     -------     -------

Income (loss) Discontinued Operations                   24          34          58         (79)        (21)         48          27
                                                   -------     -------     -------     -------     -------     -------     -------

Extraordinary item:
    Loss on early extinguishment of debt                --          --          --          --          --          --          --

Cumulative effect of changes in accounting
  principles:
    Other postemployment benefits                       --          --          --          --          --          --          --
    Other postretirement benefits                       --          --          --          --          --          --          --
    Income taxes                                        --          --          --          --          --          --          --

Net Income (loss)                                      $15         $59         $74        ($52)        $22         ($7)        $15
                                                   =======     =======     =======     =======     =======     =======     =======

Dividend requirements for Series B
  preferred stock                                       13          12          25           9          34           0          34

Net income (loss) applicable to common stock            $2         $47         $49        ($61)       ($12)        ($7)       ($19)
                                                   =======     =======     =======     =======     =======     =======     =======

Average shares outstanding - primary                   398         399         398         409         403         435         410
Average shares outstanding - fully diluted             398         399         399         434         432         436         433

Primary earnings (loss) per common share:
  Continuing Operations                             ($0.05)      $0.03      ($0.02)      $0.04       $0.02      ($0.13)     ($0.11)
  Discontinued Operations                            $0.06       $0.09       $0.14      ($0.19)     ($0.05)      $0.11       $0.06
  Extraordinary item                                 $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
  Cumulative effect of changes in
    accounting principles                            $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                   -------     -------     -------     -------     -------     -------     -------

  Primary earnings (loss) per common share           $0.01       $0.12       $0.12      ($0.15)     ($0.03)     ($0.02)     ($0.05)
                                                   =======     =======     =======     =======     =======     =======     =======

Fully diluted earnings (loss) per common share:
  Continuing Operations                             ($0.05)      $0.03      ($0.02)      $0.06       $0.10      ($0.13)     ($0.03)
  Discontinued Operations                            $0.06       $0.09       $0.14      ($0.18)     ($0.05)      $0.11       $0.06
  Extraordinary item                                 $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
  Cumulative effect of changes in
    accounting principles                            $0.00       $0.00       $0.00       $0.00       $0.00       $0.00       $0.00
                                                   -------     -------     -------     -------     -------     -------     -------
  Fully diluted earnings (loss) per common share     $0.01       $0.12       $0.12      ($0.12)      $0.05      ($0.02)      $0.03
                                                   =======     =======     =======     =======     =======     =======     =======

                       WESTINGHOUSE ELECTRIC CORPORATION
                              EARNINGS INFORMATION
                              1994, 1993 AND 1992
                                  (unaudited)

   (in millions except per share data)                       Twelve Months Ended
                                                         ----------------------------
                                                          1994       1993       1992
                                                         ----------------------------
   Sales and operating revenues                          $5,490     $5,401     $5,410

   Operating costs and expenses                          (5,068)    (5,399)    (4,938)
                                                         ------     ------    -------
   Operating profit                                         422          2        472
        Operating profit margin                             7.7%       0.0%       8.7%

   Other income and expenses, net                          (285)       (73)       (32)

   Interest expense                                        (134)      (165)      (169)
                                                         ------     ------    -------

   Income (loss) from Continuing Operations before
     income taxes and minority interest                       3       (236)       271

   Income taxes                                               5         71        (82)
     Effective tax rate                                  -164.6%      30.2%      30.3%

   Minority interest                                         (9)        (9)        (5)
                                                         ------     ------    -------

   Income (loss) from Continuing Operations                 ($1)     ($174)      $184

   Discontinued Operations, net of income taxes:
      Income (loss) from Discontinued Operations             78         (1)       143

      Estimated gain (loss) on disposal of Discontinued
          Operations                                          -        (95)    (1,383)
                                                         ------     ------    -------

   Income (loss) Discontinued Operations                     78        (96)    (1,240)
                                                         ------     ------    -------

   Extraordinary item:
          Loss on early extinguishment of debt                -          -          -

   Cumulative effect of changes in accounting
      principles:
          Other postemployment benefits                       -        (56)         -
          Other postretirement benefits                       -          -       (742)
          Income taxes                                        -          -        404

   Net Income (loss)                                        $77      ($326)   ($1,394)
                                                         ======     ======    =======

   Dividend requirements for Series B
       preferred stock                                       50         50         28

   Net income (loss) applicable to common stock             $27      ($376)   ($1,422)
                                                         ======     ======    =======

   Average shares outstanding - primary                     384        353        346
   Average shares outstanding - fully diluted               384        353        346

   Primary earnings (loss) per common share:
      Continuing Operations                              ($0.13)    ($0.64)     $0.45
      Discontinued Operations                             $0.20     ($0.27)    ($3.58)
      Extraordinary item                                  $0.00      $0.00      $0.00
      Cumulative effect of changes in
          accounting principles                           $0.00     ($0.16)    ($0.98)
                                                         ------     ------    -------

      Primary earnings (loss) per common share            $0.07     ($1.07)    ($4.11)
                                                         ======     ======    =======

   Fully diluted earnings (loss) per common share:
      Continuing Operations                              ($0.13)    ($0.64)     $0.45
      Discontinued Operations                             $0.20     ($0.27)    ($3.58)
      Extraordinary item                                  $0.00      $0.00      $0.00
      Cumulative effect of changes in
          accounting principles                           $0.00     ($0.16)    ($0.98)
                                                         ------     ------    -------

      Fully diluted earnings (loss) per common share      $0.07     ($1.07)    ($4.11)
                                                         ======     ======    =======